UNITED  STATES
                       SECURITIES  AND  EXCHANGE  COMMISSION
                             Washington,  D.C.  20549
                             ----------------------

                                    FORM  8-K

                                 CURRENT  REPORT

 Pursuant  to  section  13  or 15(d) of  the  Securities  Exchange Act of 1934

                        Date  of  Report:  November 8,  2004
                       (Date  of  earliest  event  reported)

                       ON THE GO HEALTHCARE, INC.
          (Exact name of registrant as specified in its charter)

   DELAWARE                      333-61538                 98-0231687
---------------             --------------------    -------------------
(State or Other                 (Commission          (IRS Employer
Jurisdiction of                 File Number)           Identification
 Incorporation)                                                   No.)

                         85 Corstate Avenue, Unit #1
                              Concord, Ontario
                               Canada L4K 4Y2
              ---------------------------------------------------
              (Address of principal executive offices) (Zip Code)


     Registrant's telephone number, including area code:  (905) 760-2987


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 3.02 Unregistered Sales of Equity Securities.

On November 8, 2004, we issued 497,500 restricted shares of our common stock in exchange for services valued at 447,750.

The securities issued in the foregoing transactions were either (i) offered and sold in reliance upon exemptions from the Securities Act registration requirements set forth in Sections 3(b) and 4(2) of the Securities Act, and the regulations promulgated thereunder, relating to sales by an issuer not involving any public offering, or (ii) upon an exemption from registration under Rule 701 of the Securities Act. No underwriters were involved in the foregoing sales of securities.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                ON THE GO HEALTHCARE, INC.
                                                       -------------
                                                        Registrant


Date:  November 16, 2004                        By:/s/ Stuart Turk
                                                -------------------------
                                                Stuart Turk
                                                Chief Executive  Officer



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